                                                                     Exhibit 24.

                              NORWEST CORPORATION

                         Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint RICHARD S. LEVITT, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and DAVID A. CHRISTENSEN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1998.


                                      /s/ Leslie S. Biller
                                      --------------------------------
                                          Leslie S. Biller

                              NORWEST CORPORATION

                         Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint RICHARD S. LEVITT, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and DAVID A. CHRISTENSEN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1998.


                                      /s/ J.A. Blanchard III
                                      ----------------------------------
                                          J. A. Blanchard III

                              NORWEST CORPORATION

                         Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint RICHARD S. LEVITT, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and DAVID A. CHRISTENSEN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1998.


                                      /s/ David A. Christensen
                                      -------------------------------------
                                          David A. Christensen

                              NORWEST CORPORATION

                         Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint RICHARD S. LEVITT, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and DAVID A. CHRISTENSEN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1998.


                                      /s/ Pierson M. Grieve
                                      -------------------------------------
                                          Pierson M. Grieve

                              NORWEST CORPORATION

                         Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint RICHARD S. LEVITT, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and DAVID A. CHRISTENSEN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1998.


                                      /s/ Charles M. Harper
                                      -------------------------------------
                                          Charles M. Harper

                              NORWEST CORPORATION

                         Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint RICHARD S. LEVITT, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and DAVID A. CHRISTENSEN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1998.


                                      /s/ William A. Hodder
                                      -----------------------------------
                                          William A. Hodder

                              NORWEST CORPORATION

                         Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint RICHARD S. LEVITT, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and DAVID A. CHRISTENSEN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1998.


                                      /s/ Lloyd P. Johnson
                                      -----------------------------------
                                          Lloyd P. Johnson

                              NORWEST CORPORATION

                         Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint RICHARD S. LEVITT, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and DAVID A. CHRISTENSEN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1998.


                                      /s/ Reatha Clark King
                                      -----------------------------------
                                          Reatha Clark King

                              NORWEST CORPORATION

                         Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint RICHARD S. LEVITT, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and DAVID A. CHRISTENSEN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1998.


                                      /s/ Richard M. Kovacevich
                                      -----------------------------------
                                          Richard M. Kovacevich

                              NORWEST CORPORATION

                         Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint RICHARD S. LEVITT, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and DAVID A. CHRISTENSEN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1998.


                                      /s/ Richard S. Levitt
                                      -----------------------------------
                                          Richard S. Levitt

                              NORWEST CORPORATION

                         Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint RICHARD S. LEVITT, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and DAVID A. CHRISTENSEN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1998.


                                      /s/ Richard D. McCormick
                                      -----------------------------------
                                          Richard D. McCormick

                              NORWEST CORPORATION

                         Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint RICHARD S. LEVITT, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and DAVID A. CHRISTENSEN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1998.


                                      /s/ Cynthia H. Milligan
                                      -----------------------------------
                                          Cynthia H. Milligan

                              NORWEST CORPORATION

                         Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint RICHARD S. LEVITT, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and DAVID A. CHRISTENSEN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1998.


                                      /s/ Benjamin F. Montoya
                                      -----------------------------------
                                          Benjamin F. Montoya

                              NORWEST CORPORATION

                         Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint RICHARD S. LEVITT, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and DAVID A. CHRISTENSEN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1998.


                                      /s/ Ian M. Rolland
                                      -----------------------------------
                                          Ian M. Rolland

                              NORWEST CORPORATION

                         Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint RICHARD S. LEVITT, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and DAVID A. CHRISTENSEN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1998.


                                      /s/ Michael W. Wright
                                      -----------------------------------
                                          Michael W. Wright